UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2014

 Covance Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-12213	22-3265977
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

210 Carnegie Center, Princeton, New Jersey	08540
(Addresses of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (609) 452-8550

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2014, Covance Inc., a Delaware corporation (the “Company”), Laboratory Corporation of America Holdings, a Delaware corporation (“Parent”), and Neon Merger Sub Inc., a Delaware corporation and a subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Subsidiary will be merged with and into the Company, with the Company surviving as a subsidiary of Parent (the “Merger”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of the Company (the “Company Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than (i) Company Shares owned directly by the Company as treasury stock or owned directly by Parent or Merger Sub, (ii) certain shares of Company restricted stock and (iii) Company Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law) will be converted into the right to receive (a) $75.76 in cash, without interest (the “Cash Consideration”), and (b) 0.2686 shares (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”) of common stock, par value $0.10 per share, of Parent (the “Parent Shares”).

Consummation of the Merger is subject to customary conditions, including customary conditions relating (i) to the adoption of the Merger Agreement by holders of a majority of the outstanding Company Shares entitled to vote on the Merger at a duly convened meeting (the “Company Stockholder Approval”) and (ii) to the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The obligation of each party to consummate the Merger is also conditioned upon, among other things, the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Sub. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course consistent with past practice and (iii) to refrain from taking certain actions prior to the consummation of the Merger without the other party’s consent. In addition, the Merger Agreement requires that the Company covenant to not solicit proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative transactions and that the Company covenant to, subject to certain exceptions, recommend that the Company’s stockholders adopt the Merger Agreement.

Prior to obtaining the Company Stockholder Approval, the Company’s board of directors may, among other things, withdraw, qualify or modify its recommendation that the Company’s stockholders adopt the Merger Agreement or approve, recommend or otherwise declare advisable any Superior Proposal (as defined in the Merger Agreement), or terminate the Merger Agreement to enter into an Acquisition Agreement (as defined in the Merger Agreement) providing for a Superior Proposal, subject to complying with notice and other specified conditions, including giving Parent the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice and the payment of the Company Termination Fee (as defined below) prior to or concurrently with such termination.

The Merger Agreement also provides for certain mutual termination rights of the Company and Parent, including the right of either party to terminate the Merger Agreement if the Merger is not consummated by the 7-month anniversary of the date of the Merger Agreement (the “Termination Date”). Either party may also terminate the Merger Agreement if (i) the Company Stockholder Approval has not been obtained, (ii) an order permanently restraining, enjoining, or otherwise prohibiting consummation of the Merger shall become final and non-appealable or (iii) if the other party shall have breached any representations and warranties made in, or obligations under, the Merger Agreement and such breach would cause a failure of the other party’s conditions to close the Merger. In addition, Parent may terminate the Merger Agreement if the Company’s board of directors (a) fails to recommend the Merger to the Company’s stockholders, (b) changes its recommendation of the Merger prior to obtaining the Company Stockholder Approval or (c) fails to publicly reaffirm its recommendation of the Merger under certain circumstances.

If the Merger Agreement is terminated by Parent as a result of (i) the Company’s board of directors failing to recommend the Merger to the Company’s Stockholders, (ii) the Company’s board of directors changing its recommendation of the Merger prior to the Company Stockholder Approval having been obtained or (iii) the Company failing to publicly reaffirm its recommendation when required to do so under the Merger Agreement, the Company shall be obligated to pay Parent a fee equal to $200,000,000 (such amount, the “Company Termination Fee”).

Further, if the Merger Agreement is terminated (i) by Parent or the Company if the Company Stockholder Approval has not been obtained, (ii) by the Company or Parent if the Merger has not been consummated by the Termination Date and the Company’s stockholders’ meeting to approve the Merger has not been held by such date or (iii) by Parent due to an incurable material breach by the Company under certain circumstances, and prior to such termination but after the date of the Merger Agreement a bona fide acquisition proposal shall have been made to the Company or its stockholders, or any person shall have publicly announced an intention (whether or not conditional) to make a bona fide acquisition proposal with respect to the Company, and within 12 months of such termination, the Company or any of its subsidiaries consummates an acquisition proposal or enters into a definitive agreement regarding an acquisition proposal, then the Company shall be obligated to pay the Parent Termination Fee concurrently with such entry or consummation. If the Merger Agreement is terminated, under certain circumstances, the Company must reimburse Parent for out-of-pocket expenses incurred by Parent in connection with the Merger Agreement and the transactions contemplated thereby up to a maximum of either $30,000,000 or $50,000,000, depending on the reason for the circumstances giving rise to such termination (and any such reimbursement shall reduce on a dollar for dollar basis any Company Termination Fee that subsequently becomes payable by the Company).

In addition, if the Merger Agreement is terminated under certain circumstances due to the failure to obtain antitrust regulatory approvals or the material breach by the Parent of its obligations in respect of obtaining such antitrust regulatory approvals, Parent will pay the Company a reverse termination fee of $305,000,000.

Parent has obtained debt financing commitments to fund (together with cash on hand of Parent) the Cash Consideration portion of the Merger Consideration pursuant to a commitment letter entered into on November 2, 2014, among Parent, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Bank, National Association and Wells Fargo Securities, LLC. The Merger Agreement requires Parent to use its reasonable best efforts to obtain the financing on the terms and conditions described in those commitments. However, the Merger Agreement does not contain a financing condition.

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 8.01. Other Events.

On November 3, 2014, the Company and Parent issued a joint press release announcing they had entered into the Merger Agreement.  A copy of such joint press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  These statements, as they relate to Laboratory Corporation of America Holdings (“LabCorp”) or Covance Inc. (“Covance”), the management of either such company or the proposed transaction between LabCorp and Covance, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements.  These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  LabCorp and Covance undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.  Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA.  Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents LabCorp and Covance have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) LabCorp and Covance may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of LabCorp and Covance or such integration may be more difficult, time-consuming or costly than expected; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by LabCorp and Covance.  Neither LabCorp nor Covance gives any assurance that either LabCorp or Covance will achieve its expectations.

The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of LabCorp and Covance described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC.  All forward-looking statements included in this document are based upon information available to LabCorp and Covance on the date hereof, and neither LabCorp nor Covance assumes any obligation to update or revise any such forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This document relates to a proposed transaction between Covance and LabCorp, which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by LabCorp, and may be deemed to be solicitation material in respect of the proposed transaction.  This document is not a substitute for the registration statement and joint proxy statement/prospectus that LabCorp will file with the SEC or any other documents that Covance or LabCorp may file with the SEC or send to stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the registration statement, joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.

Investors and security holders will be able to obtain free copies of the registration statement, joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Covance or LabCorp through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus, once it is filed, from Covance by accessing Covance’s website at www.covance.com or upon written request to Covance Inc., Office of the Secretary, 210 Carnegie Center, Princeton, New Jersey 08540.

Participants in Solicitation

LabCorp, Covance and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Covance’s stockholders in connection with the proposed transaction.  Information regarding Covance’s directors and executive officers is contained in the proxy statement for Covance’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on March 24, 2014.  You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Covance’s website at www.covance.com.  Information regarding LabCorp’s executive officers and directors is contained in the proxy statement for LabCorp’s 2014 Annual Meeting of Shareholders filed with the SEC on April 4, 2014. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing LabCorp’s website at www.labcorp.com.  Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 2, 2014, among Laboratory Corporation of America Holdings, Covance Inc. and Neon Merger Sub Inc.

99.1	Press Release, dated November 3, 2014, jointly issued by Laboratory Corporation of America Holdings and Covance Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2014	Covance Inc.

	By:	/s/ James W. Lovett
Name: James W. Lovett
Title: Corporate Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of November 2, 2014, among Laboratory Corporation of America Holdings, Covance Inc. and Neon Merger Sub Inc.

99.1	Press Release, dated November 3, 2014, jointly issued by Laboratory Corporation of America Holdings and Covance Inc.